Exhibit 4.10







             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED



                                       and



                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                   as Trustee


                                                ---------------------



                          SECOND SUPPLEMENTAL INDENTURE


                          Dated as of December 15, 1996

                                       to


                                    INDENTURE


                           Dated as of January 1, 1996



                                                ---------------------



                        7.45% Senior Debentures Due 2026

#40110214.2
                  SECOND SUPPLEMENTAL INDENTURE dated as of December 15, 1996 (this "Supplemental Indenture") between PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED, a corporation duly organized and existing under the laws of the State of North Carolina (the "Company"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as trustee (the "Trustee") under the Indenture dated as of January 1, 1996 between the Company and the Trustee (as such Indenture may heretofore have been amended and supplemented, the "Indenture"). Except as otherwise expressly provided in this Supplemental Indenture or in the form of Debenture set forth herein or otherwise clearly required by the context hereof or thereof, all terms used herein or in said form of Debenture that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

                  WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of Securities, to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount that may be authenticated and delivered thereunder as in the Indenture provided;

                  WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of Securities to be known as its 7.45% Senior Debentures Due 2026 (the "Debentures"), the form and substance thereof, and the terms, provisions and conditions thereof, to be set forth as provided in the Indenture and this Supplemental Indenture; and

                  WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Supplemental
         Indenture and all requirements necessary to make this Supplemental Indenture a valid instrument, in accordance with its terms, and to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized.

                  NOW, THEREFORE, in consideration of the purchase and acceptance of the Debentures by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Debentures and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:


                                   ARTICLE ONE

                 General Terms and Conditions of the Debentures

                                                        -2-
#40110214.2
                  SECTION 1.01. There shall be and is hereby authorized a series of Securities designated the "7.45% Senior Debentures Due 2026", the aggregate principal amount of which shall be limited to $50,000,000.00, which amount shall be as set forth in any written order of the Company for the authentication and delivery of Debentures. Debentures may, upon execution of this Supplemental Indenture or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Debentures to or upon the written order of the Company, signed by its Chairman of the Board, its President, or any Vice President and its Treasurer or an Assistant Treasurer, without any further action by the Company. The Debentures shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon, on December 15, 2026.

                  SECTION 1.02. (a) The Debentures shall be issued as Registered Securities in global form (a "Global Debenture") in an aggregate principal amount equal to the principal amount of the Debentures, to be registered in the name of The Depository Trust Company, New York, New York or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, as the Depository, or its nominee, and delivered by the Trustee to the Depository for crediting to the accounts of its participants pursuant to the instructions of the Company. Payments on the Debentures issued as a Global Debenture will be made to the Depository.

                  (b) Pursuant to the provisions of Section 3.5 of the Indenture, the Global Debenture may be transferred, in whole but not in part, in the manner provided in Section 3.5 of the Indenture, only by the Depository for such series to a nominee of the Depository, by a nominee of the Depository to the Depository or to another nominee of the Depository, or by the Depository or such nominee to a successor Depository selected or approved by the Company or to a nominee of such successor Depository.

                  (c) If at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Debentures or if at any time the Depository for the Debentures shall no longer be a clearing agency registered under the Exchange Act, or other applicable statute or regulation, and a successor Depository for the Debentures is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 1.02 shall no longer be applicable to the Debentures and the Company will execute and, subject to Section 3.5 of the Indenture, the Trustee will, upon receipt of a Company Order for the authentication and delivery of certificated Securities of like tenor, authenticate and deliver Debentures of like tenor in certificated form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. In addition, the Company may at any time determine in its sole discretion that the Debentures shall no longer be represented by a Global Debenture, and that the provisions of this Section 1.02 shall no longer apply to the Debentures. In such event, the Company will execute and, subject to Section 3.5 of the Indenture, the Trustee, upon receipt of a Company Order evidencing such determination by the Company, will authenticate and deliver certificated Debentures in authorized denominations, and in aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. Upon exchange of the Global Debenture for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Debenture shall be canceled by the Trustee. Such Debentures in definitive registered form issued in exchange for the Global Debenture pursuant to this
Section 1.02(c) shall be registered in such names and authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debentures to the Depository for delivery to the persons in whose names such Debentures are so registered.

                  SECTION 1.03. If, pursuant to the provisions of Section 1.02(c) hereof, the Debentures are issued in certificated form, principal of and premium, if any, and interest thereon will be payable, the transfer thereof will be registrable, and Debentures will be exchangeable for Debentures bearing identical terms and provisions, at the office or agency of the Company in [the Borough of Manhattan, the City of New York], in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest on any of the Debentures may be made at the option of the Company (i) by check mailed to the Holder thereof at such address as shall appear in the Security Register or (ii) by wire transfer to an account maintained by the person entitled thereto as specified in the Register.

                  SECTION 1.04. Each Debenture will bear interest at the rate of 7.45% per annum from its original date of issuance or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for until the principal thereof becomes due and payable, and any overdue principal thereof and (to the extent that payment of such interest is enforceable under applicable law) any overdue installment of interest thereon will bear interest at the same rate per annum, payable in semi-annually in arrears on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing on June 15, 1997, and at Maturity to the person in whose name such Debenture or any Predecessor Security thereof is registered, at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the Business Day 15 days preceding an Interest Payment Date; provided, however, that (i) if any Debenture is authenticated after a Regular Record Date and before the Interest Payment Date therefor, such interest installment shall be paid on the next succeeding Interest Payment Date to the Holder thereof on the Regular Record Date therefor and (ii) interest payable at Maturity shall be paid to the Person to whom principal is paid. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to such Holder on such Regular Record Date by virtue of having been such Holder, and such defaulted interest may be paid by the Company, at its election, to the person in whose name the Debenture (or one or more Predecessor Securities thereof) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the Holders of the Debentures not less than 10 days prior to such Special Record Date, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                                   ARTICLE TWO

                                Form of Debenture

                  The Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:


                           [FORM OF FACE OF DEBENTURE]

                  This Debenture is in global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  Unless this Debenture is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Company or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED

                         7.45% Senior Debenture Due 2026

No. 1                                                    CUSIP No. 744516 AB 1

                  PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED, a corporation duly organized and existing under the laws of the State of North Carolina (herein referred to as the "Company," which term includes any successor corporation under the Indenture referred to hereinafter), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Fifty Million Dollars on December 15, 2026 and to pay interest thereon from December 17, 1996 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 of each year, commencing June 15, 1997, and when the principal hereof shall have become due and payable, whether at maturity, by declaration of acceleration or otherwise ("Maturity"), at the rate of 7.45% per annum until the principal hereof shall have become so due and payable, and on any overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Securities of this series is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Debenture (or one or more Predecessor Securities of the same series) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the Business Day 15 days preceding an Interest Payment Date; provided further, however, that (i) if this Debenture is authenticated after a Regular Record Date and before the Interest Payment Date therefor, such interest installment shall be paid on the next succeeding Interest Payment Date to the registered holder thereof on the Regular Record Date therefor and (ii) interest payable at Maturity shall be paid to the Person to whom principal is paid. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such Regular Record Date, and may be paid to the person in whose name this Debenture (or one or more Predecessor Securities of the same series) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture hereinafter referred to. If at any time this Debenture is not in global form, the principal of and premium, if any, and interest on this Debenture shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest on this Debenture may be made at the option of the Company (i) by check mailed to the registered holder hereof at such address as shall appear in the Security Register or (ii) by wire transfer to an account maintained by the person entitled thereto as specified in the Security Register.

                  This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                  The provisions of this Debenture are contained on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

Dated: December 17, 1996

             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED


                             By:_____________________________
                             Its:
Attest:

-------------------------------
         Secretary




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series described in the within-mentioned Indenture.


                       First Union National Bank of North Carolina,
                                   as Trustee


                         By:______________________________
                                  Authorized Signatory

                  This 7.45% Senior Debenture Due 2026 (herein sometimes referred to as this "Debenture") is one of a duly authorized series of Securities of the Company, specified in the Indenture (as defined below), all issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 1, 1996 duly executed and delivered between the Company and First Union National Bank of North Carolina, as trustee (herein referred to as the "Trustee"), as supplemented by the First Supplemental Indenture dated as of January 1, 1996 and the Second Supplemental Indenture dated as of December 15, 1996 between the Company and the Trustee (said Indenture as so supplemented being hereinafter referred to as the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities of this series. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. The Securities of this series are limited in aggregate principal amount as specified in said Supplemental Indenture.

                  If an Event of Default with respect to the Securities of this series shall have occurred and be continuing, the principal of all of such Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Debenture upon compliance by the Company with certain conditions set forth therein.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of Securities; provided, however, that no such supplemental indenture shall, among other things, (i) change the Stated Maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate of interest thereon, or reduce any premium payable upon the redemption thereof or the amount of any installment of interest thereon, without the consent of the holder of each Security so affected or (ii) reduce the aforesaid percentage in principal amount of Securities that is required to consent to any such supplemental indenture, without the consent of the holders of each Security then outstanding and affected thereby. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the holders of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except (x) a default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series, or (y) a default in respect of any other covenant or provision that cannot be modified without the consent of the holder of each Security of such series adversely affected thereby, in each case which default may be waived by the unanimous consent of the holders affected. Any such consent or waiver by the registered holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Security of the same series issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium if any, and interest on this Debenture at the time and place and at the rate and in the money herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the Corporate Trust Office of the Trustee (or, if at any time this Debenture is not in global form, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York), accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Securities of the same series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  Prior to due presentment for registration of this Debenture, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to the provisions of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or the premium, if any, or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the holder surrendering the same.

                  The Securities of this series shall not be subject to redemption prior to final maturity.

                  All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              [FORM OF ASSIGNMENT]

                  For value received, the undersigned hereby sells, assigns and transfers unto ________________ the within Debenture, and all rights thereunder, and hereby irrevocably constitutes and appoints _________________ attorney to transfer the said Debenture on the Security Register, with full power of substitution in the premises.

Dated:                                          ________________________
                                                   Signature of Assignor


Social Security Number
or Tax Identification
Number of Transferee:      __________________



Signature (s) must be guaranteed by an institution which is a participant in the securities transfer agent medallion stamp program ("STAMP") or similar
program.                   __________________


NOTICE: The assignor's signature to this Assignment must correspond with the name as it appears on the face of the within Debenture in every particular without alteration or any change whatsoever.

                                  ARTICLE THREE

                                  Other Matters

                  SECTION 3.01. (a) The Company designates the Trustee as Paying Agent and Registrar with respect to the Debentures, and designates the Corporate Trust Office as an office at which (i) the principal of and premium, if any, and interest on the Debentures shall be payable, (ii) registration of transfers and exchanges of the Debentures may be effected and (iii) notices and demands to or upon the Company in respect of the Debentures and the Indenture may be served.

                  (b) The Company reserves the right to change, by one or more supplemental indentures, any such designation made pursuant to this Section 3.01.

                  SECTION 3.02. The proper officers of the Company may execute, with the Paying Agent and any Authenticating Agent for the Debentures, one or more letters of representations and other customary documentation to the Depository and any supplements or amendments thereto necessary or desirable to make the Debentures eligible for deposit at the Depository; provided, however, that the Company reserves the right to terminate any such letter of representations or other agreement by one or more Officer's Certificates; provided further, however, that the Company reserves the right to enter into similar agreements with any other Depository with respect to the Debentures by one or more Officer's Certificates.

                  SECTION 3.03. Subject to the provisions of the Indenture (including, without limitation, Section 4.6 thereof), the provisions of Sections
4.4 and 4.5 of the Indenture shall be applicable to the Debentures.

                  SECTION 3.04 The Debentures shall not be subject to redemption prior to final maturity.

                                  ARTICLE FOUR

                            Miscellaneous Provisions


                  SECTION 4.01. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

                  SECTION 4.02. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

                  SECTION 4.03. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                PUBLIC SERVICE COMPANY OF
                                                NORTH CAROLINA, INCORPORATED
[Seal]

                                                By:  /s/ JACK MASON
Attest:


/s/Terina H. Cronin
Assistant Secretary

                                                FIRST UNION NATIONAL BANK OF
                                                NORTH CAROLINA, as Trustee

[Seal]

                                               By:  /s/ KAREN E. ATKINSON
Attest:



Title:

This Debenture is in global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

Unless this Debenture is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to the Company or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED

7.45% Senior Debenture Due 2026

No. I                                            CUSIP No. 744516 AB 1

PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED, a corporation duly organized and existing under the laws of the State of North Carolina (herein referred to as the "Company," which term includes any successor corporation under the Indenture referred to hereinafter), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Fifty Million Dollars on December 15, 2026 and to pay interest thereon from December 17, 1996 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 of each year, commencing June 15, 1997, and when the principal hereof shall have become due and payable, whether at maturity, by declaration of acceleration or otherwise ("Maturity"), at the rate of 7.45% per annum until the principal hereof shall have become so due and payable, and on any overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Securities of this series is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Debenture (or one or more Predecessor Securities of the same series) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the Business Day 15 days preceding an Interest Payment Date; provided further, however, that (i) if this Debenture is authenticated after a Regular Record Date and before the Interest Payment Date therefor, such interest installment shall be paid on the next succeeding Interest Payment Date to the registered holder thereof on the Regular Record Date therefor and (ii) interest payable at Maturity shall be paid to the Person to whom principal is paid. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such Regular Record Date, and may be paid to the person in whose name this Debenture (or one or more Predecessor Securities of the same series) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture hereinafter referred to. If at any time this Debenture is not in global form, the principal of and premium, if any, and interest on this Debenture shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest on this Debenture may be made at the option of the Company (i) by check mailed to the registered holder hereof at such address as shall appear in the Security Register or (ii) by wire transfer to an account maintained by the person entitled thereto as specified in the Security Register.

This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Debenture are contained on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

      IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

Dated: December 17, 1996

                                                PUBLIC SERVICE COMPANY OF NORTH
                                                CAROLINA, INCORPORATED

                                                By: ______________________
                                                     Its:
Attest:

----------------------
          Secretary

                          CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series described in the within-mentioned Indenture.

First Union National Bank of North Carolina, as Trustee

By:______________________
Authorized Signatory

This 7.45% Senior Debenture Due 2026 (herein sometimes referred to as this "Debenture") is one of a duly authorized series of Securities of the Company, specified in the Indenture (as defined below), all issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 1, 1996 duly executed and delivered between the Company and First Union National Bank of North Carolina, as trustee (herein referred to as the "Trustee"), as supplemented by the First Supplemental Indenture dated as of January 1, 1996 and the Second Supplemental Indenture dated as of December 15, 1996 between the Company and the Trustee (said Indenture as so supplemented being hereinafter referred to as the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities of this series. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. The Securities of this series are limited in aggregate principal amount as specified in said Supplemental Indenture.

If an Event of Default with respect to the Securities of this series shall have occurred and be continuing, the principal of all of such Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Debenture upon compliance by the Company with certain conditions set forth therein.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of Securities; provided, however, that no such supplemental indenture shall, among other things, (i) change the Stated Maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate of interest thereon, or reduce any premium payable upon the redemption thereof or the amount of any installment of interest thereon, without the consent of the holder of each Security so affected or (ii) reduce the aforesaid percentage in principal amount of Securities that is required to consent to any such supplemental indenture, without the consent of the holders of each Security then outstanding and affected thereby. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the holders of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except (x) a default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series, or (y) a default in respect of any other covenant or provision that cannot be modified without the consent of the holder of each Security of such series adversely affected thereby, in each case which default may be waived by the unanimous consent of the holders affected. Any such consent or waiver by the registered holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Security of the same series issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium if any, and interest on this Debenture at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the Corporate Trust Office of the Trustee (or, if at any time this Debenture is not in global form, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New
York), accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Securities of the same series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of this Debenture, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to the provisions of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the premium, if any, or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the holder surrendering the same.

The Securities of this series shall not be subject to redemption prior to final maturity.

All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                  [Form of Assignment]

              For value received, the undersigned hereby sells, assigns and transfers unto the within Debenture, and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer the said Debenture on the Security Register, with full power of substitution in the premises.

Dated:                                          ______________________
                                                Signature of Assignor

Social Security Number
or Tax Identification
Number of Transferee:                           ______________________

Signature (s) must be guaranteed by an institution which is a participant in the securities transfer agent medallion stamp program ("STAMP") or
similar program.                                ______________________


NOTICE: The assignor's signature to this Assignment must correspond with the name as it appears on the face of the within Debenture in every particular without alteration or any change whatsoever.